SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective prospectuses for the following funds:

Scudder Greater Europe Growth Fund

Scudder New Europe Fund

--------------------------------------------------------------------------------

The following replaces "The portfolio managers" subsection of the "Who Manages and Oversees the Fund" section for each of the funds.


Piers Hillier                            Paras Anand
Managing Director, Deutsche Asset        Vice President, Deutsche Asset
Management and Manager of the fund.      Management and Manager of the fund.
  o Head of institutional European          o Portfolio Manager for Continental
    equities: London.                         and pan-European retail funds:
  o Joined the subadvisor in 2004 after       London.
    11 years of experience as European      o Joined the subadvisor in 2003
    equities portfolio manager at             after seven years of experience
    Schroders and at Deloitte & Touche.       managing a pan-European hedge fund
  o Joined the fund in 2004.                  at HSBC and as a fund manager for
                                              UK equities at Invesco.
                                            o Joined the fund in 2004.











               Please Retain This Supplement for Future Reference





September 3, 2004